Exhibit 99.1

This presentation contains, and our officers may make, “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as ‘‘anticipate,’’ ‘‘expect,’’ ‘‘suggest,’’ ‘‘plan,’’ ‘‘believe,’’ ‘‘intend,’’ ‘‘estimate,’’ ‘‘target,’’ “outlook,” ‘‘project,’’ ‘‘should,’’ ‘‘could,’’ ‘‘would,’’ ‘‘may,’’ ‘‘will,’’ ‘‘forecast,’’ and other similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. These statements are based on certain assumptions that we have made in light of our experience in the industry and our perception of historical trends, current conditions, expected future developments, and other factors we believe are appropriate under the circumstances as of the date hereof. These and other important factors may cause our actual results, performance, or achievements to differ materially from those expressed or implied by these forward-looking statements. Such risks and other factors that may impact management’s beliefs and assumptions are more particularly described in our filings with the U.S. Securities and Exchange Commission (the “SEC”), including under “Item 1A.—Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, and under similar headings in our subsequently filed Quarterly Reports on Form 10-Q, and could cause our results to differ materially from those expressed in forward-looking statements. As a result, we cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that our expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. The forward-looking statements in this presentation are made only as of the date hereof. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. This presentation may include certain non-GAAP financial measures as defined by SEC rules. We believe that the presentation of such non-GAAP financial measures enhances an investor's understanding of our financial performance. We use certain non-GAAP financial measures for business planning purposes and in measuring our performance relative to that of our competitors. For additional information regarding these non-GAAP financial measures, including reconciliations to the most directly comparable financial measure calculated according to GAAP, refer to the appendix to this presentation. We have not reconciled Adjusted EBITDA guidance to U.S. GAAP net income (loss) because we do not provide guidance on the individual reconciling items between Adjusted EBITDA and U.S. GAAP net income (loss) as a result of the uncertainty regarding, and the potential variability of, the individual reconciling items, the effect of which may be significant. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding U.S. GAAP measure is not available without unreasonable effort.

Our Vision for Whole-Person Care Jason Gorevic Commercial Strategy Kelly Bliss Delivering Whole-Person Care Dan Trencher Pulling It All Together: The Integrated Experience Donna Boyer Product and Platform Enablement Claus Jensen, PhD Q&A BetterHelp’s Playbook for Growth Alon Matas Winning With Consumers: The Forefront of Engagement Stephany Verstraete Financial Outlook Mala Murthy Closing Remarks and Q&A

Our Vision for Whole-Person Care Jason Gorevic 4 Chief Executive Officer

Member Story

Virtual care industry leader in scale, clinical breadth and outcomes Differentiated combination of digital and physician-led services and assets Industry’s only complete whole- person virtual care suite Multi-channel network: leading brand across payer + provider + DTC, with global footprint Durable business model with strong financial performance Uniquely positioned to deliver data- driven stepped care, creating better outcomes at lower cost transforming the healthcare experience OUR MISSION 7

WHO WE ARE The global leader in whole-person virtual care,

9 1. Includes U.S. paid members and visit fee only access 2. Teladoc Health Medical Group 3. Includes Platform Enabled Sessions 4. Reflects net promoter score across Teladoc Health products and services 76M Members1 12K+ Clients 60+ NPS4 10K Providers2 18M+ Estimated 2021 Visits / Sessions3 #1 In App Downloads #1 JD Power 800K Connected Devices 2B Data Points 5K Employees

Sources: Piper Sandler Dec 2020 Consumer Survey; KLAS Telehealth Performance 2020 report, McKinsey report, Teladoc company research 1. Telehealth claims volumes, compared to pre-Covid-19 levels (February 2020 = 1) Market increasingly sees virtual care as a first step for healthcare Consumers and clients demand that virtual care rises to the level of other services… …which requires a seamless virtual care platform delivering broad spectrum of coordinated care services 38X growth in telehealth usage since pre-pandemic1 of consumers say telehealth is equal to or better than in-person of consumers say they would be interested in a virtual plan 60% 82%

Foundation Built to Deliver What the Market Wants and Needs



Text/Chat General Medica
Primary360
Pediatrics
Lab Testing
Chronic Disease
High Acuity Telemedicine
Mental Health Navigator
Nutrition
Health Assistant
Back-care
Expert Medical Services
ML-Powered Demand Planning
Best Doctors
Canada
Global Care
B2B Mental Health Care
Caregiver
Hospital & Health System
DTC Partner
Text-based Mental Health Care
Device Integration
STAT DOCTORS
Dermatology
DTC
betterhelp
Broker/SMB Market
healthiestyou
International
advance|medical
Stepped Care Mental Health
Diabetes & Hypertension
CKD
Device Integrations
AI/ML Nudges
InTouch Health
Referrals / Navigation
Medicare
Livongo
United Kingdom
Medicaid
myStrength
The health club for your mind
France
médecindirect
International DTC
Site-based Telemedicine
Consultant Connect
Mental Health Care
Chronic Care
WHOLE-PERSON CARE STRATEGY
Virtual Medical Care
Clinical Service
Distribution Channel
Product Enhancement
New International Markets
2015 IPO
Market creator
2016 to 2020
Building the base and strong growth
2021 and beyond
Driving whole-person care

Teladoc HEALTH

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Evolution of Products WHOLE-PERSON POINT SOLUTION Evolution of Business Model FEE FOR SERVICE VALUE/RISK BASED PARTNER VENDOR Evolution of Customer Relationship AUDIO/VIDEO VISITS INTEGRATED ECOSYSTEM PLATFORM Evolution of Technology & Connectivity Today Tomorrow Yesterday

Virtual Care Competition Today Evolution of Products WHOLE - PERSON POINT SOLUTION Evolution of Business Model FEE FOR SERVICE VALUE/RISK BASED PARTNER VENDOR Evolution of Customer Relationship AUDIO/VIDEO VISITS INTEGRATED ECOSYSTEM PLATFORM Evolution of Technology & Connectivity Today Yesterday Tomorrow

Teladoc Health’s approach to whole-person virtual care addresses the shortcomings of the physical delivery system.

I have a fever of 101.3 I need a referral to a cardiologist I want to easily connect with my doctor online My doctor told me to get surgery—do I need it? I want a better way to access primary care I want to lose weight and have more energy My BP is out of control… I need help Stepped Care Model Whole-Person Care that is Personalized, Convenient and Connected 15 I am stressed about my relationship

• Relationship-based, personalized and longitudinal • Better consumer experience • Broad, integrated suite of virtual solutions • Connected with physical delivery system • Highly scalable platform • Continuous monitoring, frequent interactions and actionable insights • Underpinned by robust data and analytics Distribution & engagement Clinical expertise & experiences Technology & data at scale Chronic Care Virtual Medical Care Mental Health Care WHOLE- PERSON CARE STRATEGY Accessed via multiple on-ramps

Tech Enabled Ops at Scale Integrated Tech Platform Data Science, AI, Constant Learning Surround Sound Engagement Innovative Care Models Value Added Services Client Provider Enablement Teladoc Medical Group Powered by unified technology, data and platform capabilities Multiple entry points to ecosystem via complementary and integrated clinical services Extensive Teladoc network and last mile physical service partnerships enable smart care extensions DIGITAL FRONT DOOR

Note: Competitor information represents assessment by Teladoc management based on internal analysis and estimates & other industry data. Our Moat Teladoc Health Video Conferencing Platforms CCM/MH Point Solutions Traditional Telehealth Big Tech Hybrid VPC Players National Health Plans Clinical Expertise & Experiences One-to-many care delivery model  Whole-Person clinical scope Best-in-class engagement, behavior change Tech & Data Data and data science at scale Purpose built virtual care platform Distribution & Engagement Global leader across distribution channels Leading, trusted consumer brands

TDOC 2021E Revenue McKinsey 2021 Market Revenue TDOC Total Estimated Serviceable Addressable Market (SAM) TAM / Total Health Spending = 7% Total US healthcare spending $3.8T Total US Healthcare Spending Sources: Company management estimates; McKinsey Telehealth: A quarter trillion-dollar post-COVID-19 reality? July 2021; CMS $5.5B $5.5B $2.0B $261B $140B TDOC INCREMENTAL PRIMARY CARE TAM $121B EXISTING TDOC TAM

Total Market New Members Increased Revenue Per Member POWERED BY DIFFERENTIATING ASSETS AND CAPABILITIES… New Clients Covered Life Penetration at Clients Product Penetration Engagement / Enrollment Distribution & Engagement Clinical Expertise & Experiences Technology & Data at Scale

Significant Room to Grow Membership

- Teladoc paid and visit-fee-only members total **~76M** insured lives
- Additional **~16M** insured lives in populations with access to Chronic Condition Management (CCM) and/or myStrength (mS) but not other Teladoc programs
- **~63M** additional lives in existing clients not currently covered for any Teladoc programs

2021 estimated Teladoc covered lives vs. estimated 298M total U.S. insured lives (millions)


51
76
16
63
92
92M
~31% of insured lives in the U.S. have access to a TDOC product
Current Teladoc "members"
Lives offered CCM/mS but not enrolled
Potential new populations within existing clients
Managed Care Organization (MCO) lives outside existing clients
Medicare & Medicaid Fee-for-Service (FFS) lives

Note: Non-member covered lives for CCM/mS based on overlap analysis of CCM/mS membership and membership of other Teladoc programs, and typical eligibility and enrollment rates for CCM/mS programs
Source: AIS, Health Affairs

Teladoc HEALTH
Teladoc Health, Inc Investor Day 2021
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Notes: Abbreviations: CCM – Chronic Condition Management, D – Diabetes, PD – Prediabetes, HTN – Hypertension, WM – Weight Management “Total eligible participants” determination: Total eligible based on expected clinical prevalence of underlying mental health needs for myStrength Complete, prevalence of targeted chronic conditions for CCM, and expected % of individuals without strong PCP relationship for Primary360 “Average total revenue per participating member per month determination: Expected total subscription and visit revenue denominated by total members participating in / enrolling in the product Range of total revenue per participating member per month $25-$40 $30-$40 $50-$110 $30-$65 Total revenue implied if 100% participation across 92M members $75B – $137B Total revenue per member per month if 100% participation across 92M members $68 – $123 75 51 47 19 0 20 40 60 80 100 Primary360 myStrength Complete CCM - D, PD, or HTN CCM - WM (excl. D-PD-HTN) Total Potential Participants (Lives, Millions) Estimated 92M lives with access to a Teladoc product today 92M

Multiple Drivers of Long-Term Revenue Growth

	% of 2021 expected revenue	Target 2021-2024 CAGR
Virtual medical care (including primary care)[1]	~35%	10-20%
Mental health care (B2B and DTC)	~40%	30-40%
Chronic condition care[2]	~25%	25-35%
CONSOLIDATED GROWTH		25-30%

1. Includes all global other B2B2C telemedicine services and telemedicine software and hardware licensing for providers
2. Excludes myStrength Complete and other legacy Livongo mental health products

Teladoc HEALTH
Teladoc Health, Inc Investor Day 2021
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Multiple levers to deliver sustainable, long-term growth and value creation via our integrated model 24 Teladoc Health, Inc Investor Day 2021 Target 2021-2024 Revenue CAGR 25-30% FY 2022 Preliminary Revenue Outlook ~$2.6B FY 2024 Revenue Target >$4B

25 Opportunity Vision Strategy Capabilities

Commercial Strategy 26 Kelly Bliss President, U.S. Group Health

Leading Position Across Channels Amplifies Multi-Product Strategy

CHANNEL PARTNERS		B2B DIRECT CHANNEL		DTC CHANNEL
				
Health plans & government	**Global insurers & financial services**	**Employers**	**Hospitals & health systems**	**Direct to consumer**
• Self Insured • Fully Insured • ACO • Government Markets (U.S. and Global)	• Life, P&C, disability, group, specialty	• All sizes, all industries • Fortune 500 • SMB	• Health systems • Providers • IDNs	• BetterHelp • Partnerships with Telefonica (Spain) and Vivo (Brazil)
>100 U.S. health plan clients	**>150** global insurers & financial services firms	**>50%** of Fortune 500	**>11,000** care locations	Category leading virtual care products for consumers

Teladoc HEALTH

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80% of Employers believe virtual care will have a significant impact on how care is delivered in the future Sources: Business Group on Health. 2021 Large Employers’ Health Care Strategy and Plan Design Survey. August 2020; Teladoc Health Client Satisfaction Survey, 2021 99% of Employers intend to maintain or increase their level of investment in virtual care in the coming year 80% of our Clients view us as a strategic partner vs. a vendor 20% of our Clients believe they have a well- defined virtual care strategy

INCREASING VALUE OF VIRTUAL CARE Early stages of developing virtual care strategy; testing use and viability of solutions and providers Virtual care seen as a benefit to drive differentiation D eveloped virtual care strategy that recognizes differentiation and cost savings benefits Offers a Virtual - First Health option with embedded virtual medical care that connects virtual and in - person care Virtual - First is core to benefits strategy with widespread adoption and utilization of seamlessly integrated products and services INCREASING LEVELS OF MATURITY

Omni-Channel Sales Acceleration

Clients Migrating from Point Solutions to Strategic Partners Market-Defining Partnerships Cross-Sell Thesis from Livongo Merger Being Realized Omni-Channel Sales Acceleration

Gen Med Suite Chronic Condition Management Suite Mental Health Care Primary Care Commercial Fully Insured Commercial Administrative Services Only Medicare Advantage Managed Medicaid Lines of Business Products Illustrative Coverage Map for an Existing Health Plan Partner Three opportunities to achieve deeper penetration within existing customers Add Lines of Business Sell additional products within existing Lines of Business Grow utilization via best-in- class engagement and enrollment mechanisms > 50% > 50% > 50% < 50% > 50% < 50% > 50% < 50% Omni-Channel Sales Acceleration

Health Plan Carriers Fully Insured ACA Exchange Benefit Consultants Direct to Employer • Partner with health plan carriers to make P360 available to self-funded employers nationally • Assisting Exchange partners offer new “Virtual-First” Benefit Designs to attract members on the ACA exchange • Distribution agreements and partnerships with leading Benefit Consultants for unique Employer focused offering • Selling standardized model to large/mid market self-insured employer • Unique features: claims-based targeting, dedicated account management, custom reporting Omni-Channel Sales Acceleration

1. For Diabetes Partnership expansion across products 46,000 eligible lives 2019 Launched with Livongo’s Diabetes solution 2021 Added General Medical, Nutrition, Dermatology, Mental Health and Expert Medical Opinions 2020 Supplemented with Hypertension and Diabetes Prevention Chronic Condition solutions 2022 Launching Primary360 and additional Chronic Condition bundles Enrollment 31% Client NPS +71 Medical Cost Reduction1 19% ($91 Per Consumer Per Month Savings) Diabetes ROI 1.9x Expert Medical Opinions ROI $1.25 : $1 Case Study: Leading National Retailer Whole-Person Multi-Product Penetration

Single Condition Account (Equivalent Enrollment Rates) Multi-Product Account 6% Diabetes Eligibility 44% Across Co-morbidities $70 Per Participant Per Month (PPPM) $951 ~ $130K Annual Recurring Revenue (ARR) ~ $527K 1. Pricing for Diabetes focused Chronic Care bundle; includes Mental Health and Weight Management solutions Illustrative economics on Single Chronic Condition and Multi-Product Chronic Condition relationships (Employer with 10,000 employees) 4.1x more Revenue from Multi-Product vs. Single Condition for illustrative Chronic Condition-Mental Health Care integrated bundle Whole-Person Multi-Product Penetration

Broad Product Portfolio Scale Strong Track Record Best-in-Class Analytics Breadth and depth of virtual medical care, chronic care and mental health care solutions equipped to drive value-aligned outcomes Strong toehold into value- based lines of business via large footprint provides competitive advantage Size and strength of balance sheet allows us to take on outcome-focused contracts at scale vs. competitors Proven clinical quality and medical cost outcomes Unparalleled experience in Telehealth (20 years) and Chronic Condition Management (8 years) Largest cohort in CCM (725k+) with 237.3M Blood Glucose checks, 12.7M Blood Pressure readings and 20.8M Weight readings Enables segmentation and personalization to drive results Combination of clinical data linked to claims data for unique insights Multiple peer-reviewed publications on results and outcomes Value-Based Arrangements

INCREMENTAL REVENUE POTENTIAL Unlocks New Markets Increases addressable market via greater access to channels and deeper penetration of existing lines of business Grows Membership and Revenue per User Expansion as products are tailored to members’ care needs and risk profiles Extends Market Leadership Widens category lead by demonstrating new paradigm of virtual care that is value-aligned Fee for Service Pay for Performance Partial Capitation Capitated Whole- Person Care Enrollment-based fees / access + visit fees Enhanced subscription model + outcome-based fees Percentage of fees at risk for chronic care and virtual medical care Capitated payments for virtual medical care, chronic condition management and mental health care services LOW HIGH Value-aligned for clients and members Uniquely suited to deliver as market moves towards outcome-based arrangements Value-Based Arrangements

Clients Recognize the Value of Teladoc Health

Proven global presence at scale C-Suite level strategic partnerships industry-wide Demonstrated results for clients Commercial agility Operational excellence and integrity Growth 39

Key Takeaways • Global, multi-channel distribution network and client footprint position Teladoc to capture market whitespace • Proven ability to drive outcomes and cost savings positions us to succeed in value-aligned arrangements, add new members and expand revenue per member • Confident in our ability to continue to lead the market as the healthcare system evolves towards virtual-first and Whole- Person strategies 40

Delivering Whole-Person Care Dan Trencher 41 Senior Vice President, Corporate Strategy

Chronic Care Virtual Medical Care Mental Health Care WHOLE-PERSON CARE STRATEGY

Sources: IBIS World Primary Care Doctors Industry in the US,2021; , KFF, Teladoc Health Commercial Claims Analysis, Annals of Family Medicine 1. Calculated $160B TAM = $250B Total US Primary Care Spend x 80% Virtualizable x 80% of working age adults without strong PCP relationship $250B $160B $20B Total U.S. Primary Care Spend TDOC Primary Care TAM1 TDOC General Medical TAM 4 out of 5 working age adults do not have a strong relationship with a PCP 20-25% potential savings if all Americans had primary care relationship 1 out of 4 working age adults do not have a PCP Virtual Medical Care

Unified, whole-person experience One virtual front door for a full spectrum of needs - wellness, condition management, mental health care, specialty care and beyond Dedicated care team A dedicated support team —PCP, RN, MA, surrounds each member with a ‘virtual practice’ to keep member on track Longitudinal care plans A personalized care plan that flexes over time, engages members in a longitudinal relationship with their care team Continuous guidance & support 24/7 access, ongoing guidance, unlimited messaging, reminders and health nudges empowers members and keeps them engaged Navigation and coordination with high-quality providers Concierge-level service connects members to in-network, high-quality specialty providers and additional programs Integrated data enables care continuity — virtually and in-person Data integration with Teladoc Health programs, devices, claims, community providers and existing client services creates comprehensive, actionable patient views. Last mile services Set of devices, digital tools and healthcare services that enable physical care to be conveniently delivered at home Virtual Medical Care

Utilize combination of in-home services and brick & mortar partnerships (e.g., retail clinics) to deliver: Vitals Measure, monitor and record blood pressure and heart rate from the home Labs At-home test kits and phlebotomy services Prescriptions Home delivery, mail order and retail options Vaccinations At-home common vaccinations + via retail clinics Imaging & Screenings Preventive screenings through trusted partners Home Lab Pharmacy Office Clinic Virtual Medical Care

Percentages represent primary care patients who can benefit from indicated service, based on management analysis of single year of population claims data Primary Care Patients General Medical Chronic Conditions Mental Health Care Nutrition Expert Medical Services Dermatology 59% 33% 31% 24% 27% 30% Virtual Medical Care

Source: internal company analysis 1. Includes high blood pressure, depression and tobacco usage <1 Week for new patient visits nationwide ~25% of those with Diabetes and Hypertension were newly diagnosed1 10+ care team interactions a year >50% of participants have used at least one other Teladoc service >95% member satisfaction 90%+ clinical performance on preventive screenings and follow-ups (Depression, Tobacco, BMI) Virtual Medical Care

TEXT-BASED TRADITIONAL PURE-PLAY HYBRID Teladoc On-Demand Care Needs High Quality Longitudinal Care In-Network Referrals and Coordinated Care Highly Scalable Across Any Client Footprint Clinical Mental Health Support Robust Digital Chronic Condition Mgmt. Network of Top Specialists for Clinical Support All-in-one Member Facing Platform Providing Superior Consumer Experience Virtual Medical Care Note: Competitor information represents assessment by Teladoc management based on internal analysis and estimates & other industry data.

Mental Health Care: Delivering a Winning Model for Enterprise Clients 49

#1 Driver of Disability5 $1T+ Global Economic Productivity Impact4 receive no care2 Addressable U.S. Virtual Mental Health TAM Diabetes + Hypertension + Mental Health 22x No Chronic Conditions 6x Diabetes 5x Mental Health Annual Direct Medical Costs Per Person3 6-7x 12x Inpatient Hospitalizations Office Visits Indirect Costs 1. Company management estimates 2. WHO: https://www.who.int/teams/mental-health-and-substance-use/promotion-prevention/mental-health-in-the-workplace 3. Internal company analysis 4. https://www.nimh.nih.gov/health/statistics/mental-illness 5. https://www.cdc.gov/genomics/resources/diseases/mental.htm - for ages 15-44 Mental Health Care

Intelligent personalization drives stepped care Full spectrum of mental health care covers needs across entire population Iterate 3 Assess 1 Plan 2 Primary Care Chronic Care Virtual Medical Care Mental Health Care WHOLE- PERSON CARE STRATEGY of consumers prefer a single unified experience for management of mental and physical health1 78% 1. Teladoc Mental Health Survey, May 2021 Mental Health Care

myStrength Complete: Full Spectrum Stepped Care

Mental Health Care

		CLIENT VALUE
Remote Licensed Care	Telepsychiatry Teletherapy	Lower clinical visit costs Greater access
Remote Care	Telecoaching Crisis outreach Engagement guidance	Visit replacement ER Avoidance Engagement
Digital Programs	Structured digital courses Recommended digital content In-the-moment tools (including crisis referrals)	Visit avoidance Preventive care

▼ **34%** Reduction in self-reported mental health symptoms[1]

✚ Employee Productivity

1. Teladoc analysis of patient reported symptoms after 4th visit

Teladoc HEALTH

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Transforming Chronic Care Through an Integrated Data-Driven Experience 53

Source for chart: Internal company analysis data 1. CDC - https://www.cdc.gov/chronicdisease/tools/infographics.htm 2. Internal company analysis 6 of 10 $47B 40% Americans living with two or more chronic conditions1 TAM from only Diabetes and Hypertension Americans with chronic conditions1 DYSLIPIDEMIA HYPERTENSION DIABETES PREDIABETES WEIGHT MENTAL HEALTH Annual cost per person 3 2 Number of conditions 0 No conditions Hypertension only Diabetes only Prediabetes + Mental Health Diabetes + Hypertension Diabetes + Hypertension + Mental Health $1,600 $4,700 $6,600 $9,100 $10,300 $18,100 $34,800 Prediabetes only 1 Chronic Care 2

Chronic Care

Our Chronic Condition Solutions Provide Holistic Personalized Support

	Diabetes solution	Prediabetes solution	Cardiovascular solution
Target population (anchor condition)	People with diabetes	People with prediabetes	People with hypertension
Additional areas of support (based on individual member need)	• Hypertension • Dyslipidemia • Weight Management • Mental Health[1]	• Hypertension • Dyslipidemia • Weight Management • Mental Health[1]	• Dyslipidemia • Weight Management • Mental Health[1]

Differentiators



Effortless Data Collection
Apps and cellular devices per conditions covered



Personalized Health Signals
Lifestyle change, medication adherence, emotional support



Human-Centered Approach
Digital, expert coaching and physician support adapts to Member needs



Proven Outcomes and ROI
Measurable sustained clinical improvements, claims, savings

1. Offered through myStrength Complete programs

Teladoc HEALTH

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Medical adherence Behavior tracking Biometrics Remote Monitoring Acute outreach Telecoaching Nudges and action plans Coaching Licensed Care Specialty referral Medication optimization Care navigation Increase access Improve condition management ER Avoidance Optimize utilization of licensed care Engagement Population management Self-management Education CLIENT VALUE $87 Chronic Care Labs and screenings $195 Source: Internal company analysis of client claims data

Chronic Care Product Innovation New Conditions Expanded Markets and Use Cases • Chronic Care Complete stepped care model • Continuous Glucose Monitoring integration • Labs, Rx management • Device expansion • Gaps in Care / HEDIS • Continuous RPM • CKD, Heart Failure • Potential new conditions – e.g. o MSK o Respiratory o Cancer • Hospitals & Health Systems for Chronic Patient Management, Post- Acute, Hospital @ Home • International / National Health Systems

• Three key components of our Whole-Person strategy – Virtual Medical Care, Chronic Care Management and Mental Health Care • Each addresses large markets with differentiated offerings, is underpinned by data, data science and personalization and drives proven outcomes and ROI • Medical conditions do not occur in isolation – our broad, integrated solutions reinforce each other to drive broader engagement • Teladoc is the only company that can deliver integrated primary care across the care continuum at scale Key Takeaways 58

Pulling It All Together: The Integrated Experience Donna Boyer 59 Chief Product Officer

• Bringing together Virtual Medical Care, Mental Health Care and Chronic Care in one easy, integrated consumer experience • Data science and behavioral science are woven in throughout the experience to create a personalized experience that drives relevancy, trust and ongoing engagement • Within this Whole-Person experience, stepped care matches members to the right intervention at the right time, whether it’s digital content, remote monitoring, coaching or licensed care Key Takeaways 60

Product and Platform Enablement Claus Jensen, PhD 61 Chief Innovation Officer

To solve a new category of problem, we uniquely fuse • • • • Behavioral Science Clinical Science Logistics Science Technology Science

Behavioral Science Clinical Science Logistics Science Technology Science We have an unparalleled team delivering on this promise

Rx Data Clinical & Coaching Interactions Self-Reported Health Data Claims Data Non-Clinical Interactions Public Data Exchanges Lifetime Clinical Truth Lab Results Eligibility Data Device readings The scale and scope of the data ✓ >2 billion health & engagement data points of which >60% are proprietary ✓ Thousands of digital and virtual interactions for a single individual The complexity of the problem ✓ Connect every data point without being given a definitive individual ID ✓ Apply deep clinical and data science expertise to understand the data ✓ Synthesize clinically meaningful data interpretations for decision support Clinical Science

(Very Rich) Diverse Data Sources Actionable Insight Measurable Outcomes Member and Clinician Decisions Applied Health Signal Examples Referral to Mental Health or Chronic Condition Management program Sophisticated matching of patients and appropriate providers Referral to expert (Teladoc Health network) Propensity to take a specific action (including step-care level to propose) Research target: likely magnitude of positive health impact Research target: predicted risk of a chronic condition 22 Million Nudges + 1 Million Clinical Signals delivered Lifetime Clinical Truth Behavioral Science

Clinician Health Consumer Client Global ID Data Fabric Differentiated value through • Selective solutions clients want to buy • Integrated capabilities care teams need • Services and experiences consumers want to use Technology Science

Clients Teladoc Health (& Partner) Assets Members Clinical Services Technology Services Access and freedom of choice Client Assets Powered by Teladoc Health Products and eligibility (per client) Integration, APIs and SDKs (per client) Referral management (per client) Monitoring devices (per person) Family and care givers (per person) Appointments, medications and labs (per person) Care Teams Credentialing and licensing (per network) Queue management (per visit type) Hardware device management (per locale) Logistics Science

Changing Consumer Behavior Managing Clinical Resources at Scale Addressing “The Last Mile” • Unified Consumer experience • Chronic Conditions and Mental Health Complete • Primary360 • Analytically driven engagement • Virtual waiting room management • Device fleet management • Analytically driven triage • Integrated provider networks • Expert access and steerage • Unified Clinician experience • Lab and Med Management • Remote patient monitoring • At-home care integration Examples

Accelerate Value-Based Whole-Person Care • Expansion of value-based deal execution and management • Maintaining clinical program quality and expanding clinical product differentiation • Expand integrated provider network capabilities that enable client providers on our platform Create Unique Value in Primary Care • P360 products and capabilities • Screenings and Specialty Care Access as integral parts of care plans •‘Last-mile’ integration, remote monitoring and at-home care Deploy Integration Platforms • Consumer Global ID and Global Profile • Omni-channel integrated consumer apps • Unified Data Fabric driving data integration and sharing Create seamless member experiences and data-sharing Build a unique primary care platform that drives referrals and holistic care plans Extend clinical & logistical science differentiation and efficacy Unlock new and under-penetrated markets Expand Total Addressable Market • International deployment of CCM and MH products • Medicare Advantage adaption of products (multi-year) • Health Systems as member enrollment channels

Virtual Medical Care General Medical virtual visits Primary360 Full ‘last-mile’ integration Mental Health Care Mental health care virtual visits MyStrength Complete Chronic and Mental Complete Chronic Care Individual chronic condition programs Step-care chronic condition management Chronic and Mental Complete PHASE 3 NextGen Whole-Person PHASE 2 Market Acceleration PHASE 1 Early Days Value per person increasing dramatically

• The right vision and approach to define and deliver the “next normal” whole-person care model • Best fully integrated team across the five sciences needed • Already well down the path to a single fully integrated platform and experience • Uniquely positioned to deliver cohesively the different capabilities desired by health plans, employers, health systems, clinicians and consumers • Best at-scale logistics in virtual care • We know how to execute and make it all real • We will continue to lead, driving opportunity and growth Key Takeaways 71

Q&A 72

BetterHelp’s Playbook for Growth Alon Matas President, BetterHelp 73

Monthly paying consumers is number of consumers who paid for therapy in a month, shown here by EOY figures. Therapists providing services is the number of licensed therapists who provided services through the platform in a calendar year timeframe. Competitors’ data is derived from public disclosures, credit card payments data sources, and Company’s estimates. Monthly Consumers Paying for Therapy - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 2017 2018 2019 2020 2021 (E) Competitor #1 Competitor #2

0 5,000 10,000 15,000 20,000 25,000 Competitor #1 Competitor #2 Monthly Consumers Paying for Therapy Therapists Who Provided Services in 2021 - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 2017 2018 2019 2020 2021 (E) Competitor #1 Competitor #2 Monthly paying consumers is number of consumers who paid for therapy in a month, shown here by EOY figures. Therapists providing services is the number of licensed therapists who provided services through the platform in a calendar year timeframe. Competitors’ data is derived from public disclosures, credit card payments data sources, and Company’s estimates.

Data Science Stamoulos, C., Trepanier, L., Bourkas, S., Bradley, S., Stelmaszczyk, K., Schwartzman, D., & Drapeau, M. (2016). Psychologists’ perceptions of the importance of common factors in psychotherapy for successful treatment outcomes. Journal of Psychotherapy Integration, 26(3), 300–317. therapist-member interactions (unparalleled to any other platform) 150M+ 20K+ active providers (7X larger than closest competitor)

BetterHelp's High-Quality Service Creates Strong Retention and Long-Term Value for Both the Member and BetterHelp

86%

of our members continue after their first session
(compared to industry standard of 80% or less)

79%

of our revenue is generated by members who use BetterHelp for three months or longer

~100K

people in 2021 returned after pausing their membership

D. Zimmermann, Therapist Effects on Attrition in Psychotherapy Outpatients https://link.springer.com/book/10.1007/978-3-658-08385-4#toc

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2021 is an estimated extrapolation from payment and retention data of January to October Revenue generated from a member in the first 12 months after joining 1.0x 1.1x 1.4x 1.6x 1.9x 2017 2018 2019 2020 2021

Revenue / Advertising Customer Acquisition Cost (CAC) Ratio 0 0.5 1 1.5 2 2.5 3 2017 2018 2019 2020 2021 (E)

Users who browsed BetterHelp.com or Regain.us and didn’t come from paid media Each source <25% of members Member acquisition sources Top-of-mind brand for online therapy Over 20M ORGANIC unique visitors in 2021

Member LTV that gets better with scale (data insights, network, innovation) Advertising ROI that gets better with scale (data, efficiency, economies of scale, brand recognition)

https://www.nami.org/Support-Education/Publications-Reports/Public-Policy-Reports/Out-of-Network-Out-of-Pocket-Out-of-Options-The/Mental_Health_Parity2016.pdf https://www.camft.org/Portals/0/PDFs/Demographic-surveys/2017/ClinicalSurvey.pdf?ver=2019-07-10-103433-993 42% 32% 48%

Paying members from 100+ countries Therapy provided in 26 languages International sessions grew >5X in 24 months >$100M of revenue expected from non- U.S. consumers in FY2021 85 regardless of employment and insurance $45M 18 non-profit organizations 2,500 free months of therapy thousands of volunteers and frontliners therapists from underrepresented communities

• Rapidly growing revenue and strong margins • Undisputed leadership position • Using scale to scale further • Enormous untapped market that keeps expanding • Equitable access with social impact Key Takeaways 87

Winning With Consumers: The Forefront of Engagement Stephany Verstraete 88 Chief Marketing & Engagement Officer

Early Adopters Early Mainstream # of Consumers Late Mainstream Accelerated Mental Health Care Urgent Care

Early Adopters Early Mainstream # of Consumers Late Mainstream Mental Health Care Urgent Care Expanding WHOLE-PERSON VIRTUAL CARE USAGE

Deepening Consumer Relationships 91

Multi-Service 1:1 Engagement lifecycle management Personalized engagement communications Member registers WELCOME JOURNEY Trigger:Registration Goal:Get Members excited about their Welcome Kit and provide shipping tracking ACTIVATION JOURNEY Trigger: Welcome Kit delivery Goal:Drive first device use 1st device use Ongoing activity Email Direct Mail Text Message Phone Call FINAL OUTREACH Trigger: One month prior to lapse Goal: Drive re-engagement INACTIVITY JOURNEY Trigger: 10 days of inactivity Goal:Drive re-engagement ONBOARDING JOURNEY Trigger:First device use Goal:Drive program onboarding and habit formation * * Member registers WELCOME JOURNEY Trigger:Registration Goal:Get Members excited about their Welcome Kit and provide shipping tracking ACTIVATION JOURNEY Trigger: Welcome Kit delivery Goal:Drive first device use 1st device use Ongoing activity Email Direct Mail Text Message Phone Call FINAL OUTREACH Trigger: One month prior to lapse Goal: Drive re-engagement INACTIVITY JOURNEY Trigger: 10 days of inactivity Goal:Drive re-engagement ONBOARDING JOURNEY Trigger:First device use Goal:Drive program onboarding and habit formation * * Member registers WELCOME JOURNEY Trigger:Registration Goal:Get Members excited about their Welcome Kit and provide shipping tracking ACTIVATION JOURNEY Trigger: Welcome Kit delivery Goal:Drive first device use 1st device use Ongoing activity Email Direct Mail Text Message Phone Call FINAL OUTREACH Trigger: One month prior to lapse Goal: Drive re-engagement INACTIVITY JOURNEY Trigger: 10 days of inactivity Goal:Drive re-engagement ONBOARDING JOURNEY Trigger:First device use Goal:Drive program onboarding and habit formation * * Ongoing Activity ACTIVATION AWARENESS & REGISTRATION REACTIVATE LAPSED INACTIVITY 1st Use New service path ONBOARDING Member registers WELCOME JOURNEY Trigger:Registration Goal:Get Members excited about their Welcome Kit and provide shipping tracking ACTIVATION JOURNEY Trigger: Welcome Kit delivery Goal:Drive first device use 1st device use Ongoing activity Email Direct Mail Text Message Phone Call FINAL OUTREACH Trigger: One month prior to lapse Goal: Drive re-engagement INACTIVITY JOURNEY Trigger: 10 days of inactivity Goal:Drive re-engagement ONBOARDING JOURNEY Trigger:First device use Goal:Drive program onboarding and habit formation * *

Whole-Person Care 1:1 Engagement lifecycle management Personalized engagement communications Member registers WELCOME JOURNEY Trigger:Registration Goal:Get Members excited about their Welcome Kit and provide shipping tracking ACTIVATION JOURNEY Trigger: Welcome Kit delivery Goal:Drive first device use 1st device use Ongoing activity Email Direct Mail Text Message Phone Call FINAL OUTREACH Trigger: One month prior to lapse Goal: Drive re-engagement INACTIVITY JOURNEY Trigger: 10 days of inactivity Goal:Drive re-engagement ONBOARDING JOURNEY Trigger:First device use Goal:Drive program onboarding and habit formation * * Member registers WELCOME JOURNEY Trigger:Registration Goal:Get Members excited about their Welcome Kit and provide shipping tracking ACTIVATION JOURNEY Trigger: Welcome Kit delivery Goal:Drive first device use 1st device use Ongoing activity Email Direct Mail Text Message Phone Call FINAL OUTREACH Trigger: One month prior to lapse Goal: Drive re-engagement INACTIVITY JOURNEY Trigger: 10 days of inactivity Goal:Drive re-engagement ONBOARDING JOURNEY Trigger:First device use Goal:Drive program onboarding and habit formation * * Member registers WELCOME JOURNEY Trigger:Registration Goal:Get Members excited about their Welcome Kit and provide shipping tracking ACTIVATION JOURNEY Trigger: Welcome Kit delivery Goal:Drive first device use 1st device use Ongoing activity Email Direct Mail Text Message Phone Call FINAL OUTREACH Trigger: One month prior to lapse Goal: Drive re-engagement INACTIVITY JOURNEY Trigger: 10 days of inactivity Goal:Drive re-engagement ONBOARDING JOURNEY Trigger:First device use Goal:Drive program onboarding and habit formation * * Ongoing Activity ACTIVATION AWARENESS & REGISTRATION REACTIVATE LAPSED INACTIVITY 1st Use New service path ONBOARDING Member registers WELCOME JOURNEY Trigger:Registration Goal:Get Members excited about their Welcome Kit and provide shipping tracking ACTIVATION JOURNEY Trigger: Welcome Kit delivery Goal:Drive first device use 1st device use Ongoing activity Email Direct Mail Text Message Phone Call FINAL OUTREACH Trigger: One month prior to lapse Goal: Drive re-engagement INACTIVITY JOURNEY Trigger: 10 days of inactivity Goal:Drive re-engagement ONBOARDING JOURNEY Trigger:First device use Goal:Drive program onboarding and habit formation * *

P360 1:1 Engagement lifecycle management Personalized engagement communications Member registers WELCOME JOURNEY Trigger:Registration Goal:Get Members excited about their Welcome Kit and provide shipping tracking ACTIVATION JOURNEY Trigger: Welcome Kit delivery Goal:Drive first device use 1st device use Ongoing activity Email Direct Mail Text Message Phone Call FINAL OUTREACH Trigger: One month prior to lapse Goal: Drive re-engagement INACTIVITY JOURNEY Trigger: 10 days of inactivity Goal:Drive re-engagement ONBOARDING JOURNEY Trigger:First device use Goal:Drive program onboarding and habit formation * * Member registers WELCOME JOURNEY Trigger:Registration Goal:Get Members excited about their Welcome Kit and provide shipping tracking ACTIVATION JOURNEY Trigger: Welcome Kit delivery Goal:Drive first device use 1st device use Ongoing activity Email Direct Mail Text Message Phone Call FINAL OUTREACH Trigger: One month prior to lapse Goal: Drive re-engagement INACTIVITY JOURNEY Trigger: 10 days of inactivity Goal:Drive re-engagement ONBOARDING JOURNEY Trigger:First device use Goal:Drive program onboarding and habit formation * * Member registers WELCOME JOURNEY Trigger:Registration Goal:Get Members excited about their Welcome Kit and provide shipping tracking ACTIVATION JOURNEY Trigger: Welcome Kit delivery Goal:Drive first device use 1st device use Ongoing activity Email Direct Mail Text Message Phone Call FINAL OUTREACH Trigger: One month prior to lapse Goal: Drive re-engagement INACTIVITY JOURNEY Trigger: 10 days of inactivity Goal:Drive re-engagement ONBOARDING JOURNEY Trigger:First device use Goal:Drive program onboarding and habit formation * * Ongoing Activity ACTIVATION AWARENESS & REGISTRATION REACTIVATE LAPSED INACTIVITY 1st Use New service path ONBOARDING Member registers WELCOME JOURNEY Trigger:Registration Goal:Get Members excited about their Welcome Kit and provide shipping tracking ACTIVATION JOURNEY Trigger: Welcome Kit delivery Goal:Drive first device use 1st device use Ongoing activity Email Direct Mail Text Message Phone Call FINAL OUTREACH Trigger: One month prior to lapse Goal: Drive re-engagement INACTIVITY JOURNEY Trigger: 10 days of inactivity Goal:Drive re-engagement ONBOARDING JOURNEY Trigger:First device use Goal:Drive program onboarding and habit formation * *

Better reach Qualified targeting for value-based contracts Better experience 24% increase in engagement from at-risk population Better yield 50% increase in visit requests amongst registered telehealth members Better cost efficiency 23% lower advertising cost in seasonal direct mail Clinical Interactions 3rd Party Data Engagement Actions Proprietary Health Data

Teladoc proprietary data 1. Represents all actions between members and Teladoc assets digital and human • • • 484M >14M HEALTH INTERACTIONS VISITS 590M TOTAL INTERACTIONS1

1. Teladoc Brand Study– June 2021 Consumer Insights Overview1 Consumers with chronic conditions & mental health care needs say Teladoc brand is well positioned to meet broad spectrum of healthcare needs Unlocking the Potential of Virtual PRIMARY CARE MULTI- SERVICE USAGE & Effective, trusted care top driver of usage; whitespace here as no brand owns this Access to Teladoc medical, mental health & chronic care management services key differentiators

1. Google Ads, Piwik/Internal/SimilarWeb 2. Teladoc Brand Study– September 2021 3. Teladoc Brand Study– June 2021 #1 Awareness1 2 of 3 years Number One 93% Of Teladoc users attribute Teladoc as a provider that can take care of a variety of healthcare needs 97% Of users are confident in Teladoc’s ability to resolve their issues ✓ Brand searches ✓ Web traffic ✓ Telehealth users in past six months #1 Permission2 Consumers Associate3 Teladoc with Satisfaction #1 ✓ Support for chronic conditions ✓ Speak to pediatrician ✓ Expert medical advice for highly complex conditions ✓ Speak to dietician ✓ Non-emergency conditions ✓ Speak to specialist ✓ Speak to physician for skin issues ✓ Speak to mental health care specialist ✓ Get prescriptions filled

• New consumer normal: pandemic fundamentally changed consumers’ awareness & expectations • Virtual care adoption maturity is in early stage of expansion • Well on our way to deepening relationships with all populations • Uniquely positioned to win with consumers in whole person care ✓ Unmatched experience ✓ Differentiated capabilities ✓ Trusted brand ✓ Proven track record Key Takeaways 99

Financial Outlook Mala Murthy 100 Chief Financial Officer

$13 $32 $127 $263 $- $100 $200 $300 2018 2019 2020 2021E 1. FY21 AEBITDA guidance of $260-265m includes an estimated $20M temporary benefit from lower amortization expense related to Livongo merger purchase accounting adjustments 2. 2021E figures are midpoint of guidance ranges where applicable. 2021 PMPM represents 3Q21 actual 3. Based on the reported Q3-21 figure 22.8 36.7 51.8 53.0 9.5 19.3 21.3 23.5 $0.00 $1.00 $2.00 $3.00 0 25 50 75 100 2018 2019 2020 2021E $0 $750 $1,500 $2,250 2018 2019 2020 2021E 69% CAGR Total revenue ($M) Total membership (M) vs. paid member PMPM Adjusted EBITDA (AEBITDA) ($M) Operating cash flow ($M) 2018 ($5) $30 ($54) $111 -$100 $0 $100 $200 2019 2020 2021 YTD3 $201 Paid members Visit fee-only members Access fee revenue PMPM

$2.02B FY21 GUIDE 69% 3 YEAR CAGR FY18, $418M FY19, $553M FY20, $1,094M FY21 FY22 FY23 FY24

Driving Sustainable Growth

~$2.6B Preliminary 2022 Outlook



FY24
FY23
~$2.6B
(~29% YoY) FY22
PRELIMINARY OUTLOOK
FY22
FY21
$2.02B
FY21 GUIDE
67%
3 YEAR
CAGR
FY20,
$1,094M
FY19,
$553M
FY18,
$418M

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Driving Sustainable Growth

Remain on track for 30-40% Revenue CAGR through 2023



FY24
FY23
FY22
~$2.6B
FY22 OUTLOOK
30-40%
FY20 – FY23 CAGR
(pro forma for Livongo)
FY21
$2.02B
FY21 GUIDE
FY20,
$1,094M
FY19,
$553M
FY18,
$418M

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Driving Sustainable Growth

25-30% CAGR (2021-2024)


>$4B
FY24 TARGET
FY24
25-30%
FY21 – FY24 3 YEAR CAGR
FY23
FY22
~$2.6B
FY22 OUTLOOK
FY21
$2.02B
FY21 GUIDE
FY20,
$1,094M
FY19,
$553M
FY18,
$418M

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Multiple Drivers of Long-Term Revenue Growth

	% of 2021 expected revenue	Target 2021-2024 CAGR
Virtual medical care (including primary care)[1]	~35%	10-20%
Mental health care (B2B and DTC)	~40%	30-40%
Chronic condition care[2]	~25%	25-35%
CONSOLIDATED GROWTH		25-30%

1. Includes all global other B2B2C telemedicine services and telemedicine software and hardware licensing for providers
2. Excludes MyStrength Complete and other legacy Livongo mental health products

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Note: Non-member covered lives for CCM/mS based on overlap analysis of CCM/mS membership and membership of other Teladoc programs, and typical eligibility and enrollment rates for CCM/mS programs Source: AIS, Health Affairs 2021 estimated Teladoc covered lives vs. estimated 298M total U.S. insured lives (millions) total lives with access to a TDOC product <1% 22% 35% 4% 20% 2% 21% <1% 82% 0% 50% myStrength Complete Legacy myStrength Mental Health telemedicine CCM - Weight Management CCM - Hypertension CCM - Prediabetes CCM - Diabetes Primary360 Legacy telemedicine excl. MH Product penetration: % of 92M Teladoc lives with product access Current Teladoc “members” Lives offered CCM/mS but not enrolled MCO lives outside existing clients Potential new populations within existing clients Medicare & Medicaid FFS lives 92M 76 16 63 92 51

Key Growth Priorities Drive Robust Growth Outlook

MORE REVENUE PER MEMBER
~25% per annum

Primary care, mental health care and chronic care products are under-penetrated in covered lives

New enrollees are highly accretive to total PMPM – **for every 100K new enrollees[1]**:

Primary360	myStrength Complete	CCM
~+$0.07	~+$0.04	~+$0.15

Every 500 bps BetterHelp revenue growth adds **~$0.06** to overall PMPM

×

MORE MEMBERS
1-5% per annum

Significant opportunity to add lives within existing client base and in new clients

›

25-30%
3-Year CAGR (2021-2024)

1. PMPM impacts shown assume 100K new enrollees for each product come from current membership base

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1. For the following visit-based Teladoc products: General Medical, Mental Health Care, Expert Medical, Dermatology, Nutrition, Primary Care 0% 20% 40% 60% 80% 100% 2016 2017 2018 2019 2020 2021 1 2 3 4+ More than 40% of telehealth members have access to multiple products1 compared to <10% in 2017 More than 20% of chronic care members are enrolled in multiple programs compared to <3% in 2019 0% 20% 40% 60% 80% 100% 2019 2020 2021 1 2 3+

1. FY21 AEBITDA guidance of $260-265m includes an estimated $20M temporary benefit from lower amortization expense related to Livongo merger purchase accounting adjustments 2. 2021E figures are midpoint of guidance ranges where applicable. $13 $32 $127 $263 3.2% 5.8% 11.6% 13.0% 0% 5% 10% 15% $0 $100 $200 $300 2018 2019 2020 2021E AEBITDA AEBITDA Margin % $201 AEBITDA margin expansion target: • 100 to 150 bps of annual AEBITDA margin expansion, while continuing to make significant investments across key capabilities • FY22 is absorbing ~75 bps headwind related to $20M1 roll-off of purchase accounting adjustments Expected drivers of AEBITDA margin expansion: • Revenue scaling • Operating leverage on SG&A enabled by business optimization and integration initiatives

• Unified user experience • Integrated data platform • Launch Chronic Care Complete •“Last mile” service integration (e.g. labs, prescriptions) • Successful launches of new products, including myStrength Complete & P360 • Bring Chronic care and myStrength Complete into international markets • New chronic care programs • Actuarial analytics & predictive modeling • Risk stratification • Care & case management

LIQUIDITY (All figures in $M) Cash & marketable securities $826.4 DEBT Maturity Rate Outstanding Convertible notes 2025 5/15/2025 1.4% $0.9 Livongo-issued notes 2025 6/1/2025 0.9% $550 Convertible notes 2027 6/1/2027 1.3% $1,000 Total 1.1% $1,550.9 Net debt $724.5 LIQUIDITY HIGHLIGHTS • Strong YoY growth in operating cash flow of $111M YTD 2021 • Cash and marketable securities of $826.4M and cash flow to help fund growth • Convertible notes mature over longer-term with well-timed intervals

Senior leadership diversity supports our focus on equity and inclusion 37% 24% Taking care of people • Increasing equitable access by reducing barriers to care • Established the Institute of Patient Safety and Quality in Virtual Care • Serve as a lifeline for “healthcare deserts” • Deliver inclusive care in line with our culturally and linguistically appropriate service policy Bending the healthcare cost curve by keeping society healthy • Reliable support for chronic diseases and mental health care needs where patients may not seek treatment • Leverage data to drive actionable insights to empower people on their healthcare journey Building trust & operating with responsibility • HITRUST CSF certified for our information security programs • Focus on diverse, equitable & inclusive workplace To further advance diversity we • Launched an equity pay study to identify and address any gaps • Expanded our Business Resource Group initiative, a foundational element of our DE&I ecosystem Female Asian, Hispanic, or Latino, Black or African American, or Other

Key Takeaways • Demonstrated history of meeting or exceeding financial targets • Comprehensive virtual care product portfolio and scale create compelling financial model, with foundation for sustained growth and margin expansion • Growth next three years driven by significant expansion of revenue per member from growing Primary Care, Chronic Care and Mental Health Care platforms • Continued AEBITDA margin expansion and cash flow generation will fund continued investment in growth & operational excellence

115 Opportunity Vision Strategy Capabilities Execution

Jason Gorevic Chief Executive Officer Kelly Bliss President, U.S. Group Health Dan Trencher Senior Vice President of Corporate Development Jason Gorevic is chief executive officer and a member of Teladoc Health's board of directors. Since taking the reins in 2009, he has led Teladoc Health to its position today as the world leader in virtual care, achieving significant growth in revenue, membership, and telehealth utilization. Under his leadership the company has established a proven track record of successfully shaping the market and driving healthcare transformation by executing on the strategic vision, delivering award- winning innovation, and effectively integrating each corporate acquisition. Nationally recognized as a thought leader and trailblazer in the virtual delivery of healthcare, Mr. Gorevic is fueled by a passion for improving healthcare outcomes and providing universal access to care. His extensive career in healthcare began at Oxford Health, and he has also held executive leadership roles at WellPoint, Inc. (now Anthem, Inc.) and Empire BlueCross BlueShield. He holds a Bachelor of Arts in International Relations from the University of Pennsylvania. Kelly Bliss is president of U.S. Group Health. She oversees sales, client management, and client and commercial operations for the business. Ms. Bliss has strong expertise in creating cohesive client- focused organizations. Most recently, she held the position of chief client officer at Teladoc Health. Under her leadership, client services achieved record growth and retention through a focus on delivering value and a best-in- class experience to our clients. Ms. Bliss also built and managed high-functioning, global teams at companies such as Best Doctors and InterSystems. At Best Doctors, she served as chief of staff, leading the organization’s key strategic growth initiatives until the eventual acquisition by Teladoc Health in 2017. Ms. Bliss was recognized as one of the Top 25 Women Leaders in Healthcare Software of 2020 by The Healthcare Technology Report and serves as executive sponsor for the Teladoc Health Women’s Network. She holds a bachelor’s degree in industrial psychology from Nichols College. Dan Trencher leads corporate strategy for Teladoc Health and is responsible for developing the organization’s long- term strategic vision. Under his direction, his team ensures the alignment of short-and long-range plans, strategic investment roadmaps and channel-level strategies and objectives. Previously, Mr. Trencher led product and strategy for Teladoc Health, ensuring the delivery of innovative commercial products and market-leading experiences. Mr. Trencher brings a breadth of experience in the healthcare industry, including hands-on product and operational expertise from a wide array of healthcare customer segments. Prior to Teladoc Health, Mr. Trencher held leadership roles at WellPoint (now Anthem, Inc.) and WellChoice, Inc., developing and managing growth initiatives across the healthcare value chain, ranging from providers to disease management and wellness programs to health information technology. Mr. Trencher holds a bachelor’s degree in economics from the University of Pennsylvania and a Master of Business Administration degree from the University of Chicago.

Donna Boyer leads product management and design for Teladoc Health, responsible for the delivery of market-leading healthcare technology and best-in-class consumer experiences. Ms. Boyer’s transition to healthcare comes after 25 years of experience leading product innovation in high- growth companies in emerging industries. Prior to Teladoc Health, Ms. Boyer led Product at Stitch Fix, where she oversaw the company’s first Product organization, rapidly accelerating customer engagement and introducing new revenue streams. Prior to that she was responsible for the hosting platform at Airbnb and led personalization platforms globally at Yahoo. Ms. Boyer holds a B.A. in Economics from Swarthmore College. She is passionate about increasing diversity in technology organizations and serves on the Board of Directors of Girls in Tech and Enterprise for Youth. Claus Jensen leads technology and innovation at Teladoc Health. Under his direction, the research and development team applies product innovation, data science, technological expertise and clinical excellence to transform how people access and experience healthcare around the world. Dr. Jensen brings 20 years of experience leading digital transformation at enterprise healthcare and technology organizations. Prior to Teladoc Health, Dr. Jensen served as chief digital and technology officer at the Memorial Sloan Kettering (MSK) cancer center, where he oversaw the integration of data and technology resources that enabled MSK to meet critical care and research objectives. Previously, he was chief technology officer of CVS Health- Aetna, and also held leadership roles at Danske Bank and IBM. Dr. Jensen holds a bachelor’s degree in mathematics and a PhD in computer science from Aarhus University, Denmark. He has authored numerous publications and holds 14 patents covering integration, APIs and transformation. Alon Matas is the president of BetterHelp, the direct-to- consumer mental health service by Teladoc Health. He is responsible for strategic direction, business growth, service operations, partnerships and product development. Mr. Matas brings 20 years of experience in starting and scaling consumer ventures that touch the lives of millions of people around the globe. He founded BetterHelp after realizing how connecting with a professional therapist can be difficult, expensive and inaccessible. Under his direction, BetterHelp has grown to become the world’s largest online counseling platform. Mr. Matas joined Teladoc Health with the BetterHelp acquisition in 2015. Prior to founding BetterHelp, he founded MemoryOf and Billy.com. Before embarking on his entrepreneurial career, Mr. Matas was leading product development and strategy for startups, enterprises and the Israeli Defense Forces. He is also an advocate for the integration of people with special needs in technology companies. Donna Boyer Chief Product Officer Claus Jensen Chief Innovation Officer Alon Matas President, BetterHelp

Stephany Verstraete leads Teladoc Health’s global marketing and communications efforts, driving the growth of member adoption and utilization through best- in-class channel engagement strategies and consumer relationship management. She is also responsible for the market positioning of Teladoc Health’s brand and growing the product portfolio. Ms. Verstraete’s career has been dedicated to driving consumer behavior change in new and emerging industries, with a proven track record of building digital brands and growing high-performing global teams. She has held marketing leadership roles at high-profile brands including Match.com, Expedia, Kraft, and Frito- Lay. Her transition to the healthcare industry came when she served as chief marketing officer at Truveris. Ms. Verstraete holds an International Master of Business Administration from York University and an Honors Bachelor of Economics from Queen's University in Canada. Mala Murthy leads Teladoc Health’s global finance organization, including accounting, financial planning & analysis (FP&A) and investor relations. With a focus on assuring shareholder value, Ms. Murthy is a seasoned leader with a proven track record of driving balanced top-and-bottom- line growth. She brings a passion for developing & implementing strategies that drive both short-term and long-term value, acquired from extensive financial management experience in diverse industries. Ms. Murthy has successfully supported substantial acquisitions and overseen the development of capital structure and liquidity strategies. Prior to joining Teladoc Health she held several senior executive positions at American Express, most recently as chief financial officer of the Global Commercial Services segment. There she led strategic investment decisions and P+L stewardship for the segment. She also previously served in various leadership positions with Pepsico, leading high growth business units. Ms. Murthy holds a bachelor’s degree in computer science and engineering from Jadavpur University in India, an MBA from the India Institute of Management, and a master’s degree in public and private management from Yale School of Management. Stephany Verstraete Chief Marketing & Engagement Officer Mala Murthy Chief Financial Officer

Year Ended December 31 2018 2019 2020 Net loss $ (97,084) $ (98,864) $ (485,136) Add: Loss on extinguishment of debt 0 0 9,077 Interest expense, net 26,112 29,013 60,495 Income tax benefit 118 (10,591) (90,857) Depreciation and amortization expense 35,602 38,952 69,495 EBITDA (35,252) (41,490) (436,926) Stock-based compensation 43,769 66,702 475,531 Gain on sale (5,500) 0 0 Acquisition, integration and transformation costs 10,391 6,620 88,236 AEBITDA $ 13,408 $ 31,832 $ 126,841

• EBITDA consists of net loss before interest; foreign exchange gain or loss; income taxes; depreciation and amortization; and loss on extinguishment of debt. Adjusted EBITDA (“AEBITDA”) consists of net loss before interest; foreign exchange gain or loss; income taxes; depreciation and amortization; loss on extinguishment of debt; stock-based compensation; gain on sale; and acquisition, integration and transformation costs. We believe that making such adjustments provides investors meaningful information to understand our results of operations and the ability to analyze financial and business trends on a period-to-period basis. • We believe the above financial measures are commonly used by investors to evaluate our performance and that of our competitors. However, our use of the terms EBITDA and adjusted EBITDA may vary from that of others in our industry. Neither EBITDA nor adjusted EBITDA should be considered as an alternative to net loss before taxes, net loss, net loss per share or any other performance measures derived in accordance with GAAP. • EBITDA and adjusted EBITDA have important limitations as analytical tools and you should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • EBITDA and adjusted EBITDA do not reflect the significant interest expense on our debt; • EBITDA and adjusted EBITDA eliminate the impact of income taxes on our results of operations; • EBITDA and adjusted EBITDA do not reflect the loss on extinguishment of debt; • Adjusted EBITDA does not reflect gain on sale; • Adjusted EBITDA does not reflect the significant acquisition, integration and transformation costs. Acquisition, integration and transformation costs include investment banking, financing, legal, accounting, consultancy, integration, fair value changes related to contingent consideration and certain other transaction costs related to mergers and acquisitions. It also includes costs related to certain business transformation initiatives focused on integrating and optimizing various operations and systems, including upgrading our customer relationship management (CRM) and enterprise resource planning (ERP) systems. These transformation cost adjustments made to our results do not represent normal, operating expenses necessary to operate the business but rather, incremental costs incurred in connection with our acquisition and integration activities; • Adjusted EBITDA does not reflect the significant non-cash stock compensation expense which should be viewed as a component of recurring operating costs; and • other companies in our industry may calculate EBITDA and adjusted EBITDA differently than we do, limiting the usefulness of these measures as comparative measures. • In addition, although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and adjusted gross profit, adjusted gross margin, EBITDA and adjusted EBITDA do not reflect any expenditures for such replacements. • We compensate for these limitations by using EBITDA and adjusted EBITDA along with other comparative tools, together with GAAP measurements, to assist in the evaluation of operating performance. Such GAAP measurements include net loss, net loss per share and other performance measures. • In evaluating these financial measures, you should be aware that in the future we may incur expenses similar to those eliminated in this presentation. Our presentation of EBITDA and adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or nonrecurring items.